American Fidelity Assurance Company and American Fidelity Separate Account B (File no. 811-08187) hereby incorporate by reference the annual reports for the underlying funds named below for filing with the Securities and Exchange Commission, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act").

Filer/Entity:	American Funds Insurance Series® Fund/Portfolio Name: International Fund
File #:	811-03857
CIK #:	0000729528
Accession #:	0000051931-15-000225
Date of Filing:	02/27/15

Filer/Entity:	BlackRock Variable Series Funds, Inc.
Fund/Portfolio Name: Basic Value V.I. Fund
Fund/Portfolio Name: Value Opportunities V.I. Fund
File #:	811-03290
CIK #:	0000355916
Accession #:	0001193125-15-070357
Date of Filing:	02/27/15

Filer/Entity:	The Dreyfus Socially Responsible Growth Fund, Inc.
File #:	811-07044
CIK #	0000890064
Accession #:	0000890064-15-000002
Date of Filing:	02/12/15

Filer/Entity:	Dreyfus Stock Index Fund, Inc.
File #:	811-05719
CIK #	0000846800
Accession #:	0000846800-15-000001
Date of Filing:	02/12/15

Filer/Entity:	Vanguard® Variable Insurance Fund
Fund/Portfolio Name: Balanced Portfolio
Fund/Portfolio Name: Capital Growth Portfolio
Fund/Portfolio Name: Mid-Cap Index Portfolio
Fund/Portfolio Name: Total Bond Market Index Portfolio
Fund/Portfolio Name: Total Stock Market Index Portfolio
File #:	811-05962
CIK #:	0000857490
Accession #:	0000932471-15-005687
Date of Filing:	02/27/15

These annual reports are for the period ended December 31, 2014 and have been transmitted to contract holders in accordance with Rule 30e-2 under the Act.

Any questions regarding this filing may be directed to David M. Robinson at (405) 523-5869.